Exhibit 99.1
Investor Relations Contact
Jonathan Vaas
Adobe
ir@adobe.com
Public Relations Contact
Ashley Levine
Adobe
adobepr@adobe.com
FOR IMMEDIATE RELEASE
Adobe Reports Record Q4 and Fiscal 2023 Revenue
Company achieves first $5 billion revenue quarter with exiting RPO of over $17 billion
SAN JOSE, Calif. – Dec. 13, 2023 – Adobe (Nasdaq:ADBE) today reported financial results for its fourth quarter and fiscal year 2023 ended Dec. 1, 2023.
“Adobe drove record revenue of $19.41 billion in FY23 and 17 percent year-over-year EPS growth, with strong momentum across Creative Cloud, Document Cloud and Experience Cloud,” said Shantanu Narayen, chair and CEO, Adobe. “Adobe’s strategy, category leadership, ground-breaking innovation, exceptional talent and global customer base position us well for 2024 and beyond.”
“Adobe’s remarkable performance in FY23 drove world-class margins and operating cash flows of $7.30 billion,” said Dan Durn, executive vice president and CFO, Adobe. “Adobe’s strategy, scale, speed of execution and profitability position the company for years of sustained success.”
Fourth Quarter Fiscal Year 2023 Financial Highlights
•Adobe achieved revenue of $5.05 billion in its fourth quarter of fiscal year 2023, which represents 12 percent year-over-year growth or 13 percent in constant currency. Diluted earnings per share was $3.23 on a GAAP basis and $4.27 on a non-GAAP basis.
•GAAP operating income in the fourth quarter was $1.74 billion and non-GAAP operating income was $2.34 billion. GAAP net income was $1.48 billion and non-GAAP net income was $1.96 billion.
•Cash flows from operations were $1.60 billion.
•Remaining Performance Obligations (“RPO”) exiting the quarter were $17.22 billion.
•Adobe repurchased approximately 1.8 million shares during the quarter.
Fourth Quarter Fiscal Year 2023 Business Segment Highlights
•Digital Media segment revenue was $3.72 billion, which represents 13 percent year-over-year growth or 14 percent in constant currency. Creative revenue grew to $3.00 billion, representing 12 percent year-over-year growth or 14 percent in constant currency. Document Cloud revenue was $721 million, representing 16 percent year-over-year growth or 17 percent in constant currency.
•Net new Digital Media Annualized Recurring Revenue (“ARR”) was $569 million, exiting the quarter with Digital Media ARR of $15.17 billion. Creative ARR grew to $12.37 billion and Document Cloud ARR grew to $2.81 billion.
•Digital Experience segment revenue was $1.27 billion, representing 10 percent year-over-year growth or 11 percent in constant currency. Digital Experience subscription revenue was $1.12 billion, representing 12 percent year-over-year growth as reported and in constant currency.

Fiscal Year 2023 Financial Highlights
•Adobe achieved record revenue of $19.41 billion in fiscal year 2023, which represents 10 percent year-over-year growth or 13 percent in constant currency. Diluted earnings per share was $11.82 on a GAAP basis and $16.07 on a non-GAAP basis.
•GAAP operating income was $6.65 billion and non-GAAP operating income was $8.92 billion. GAAP net income was $5.43 billion and non-GAAP net income was $7.38 billion.
•Adobe generated $7.30 billion in operating cash flows during the year.
•Adobe repurchased approximately 11.5 million shares during the year.
Fiscal Year 2023 Business Segment Highlights
•Digital Media segment revenue was $14.22 billion, which represents 11 percent year-over-year growth or 14 percent in constant currency. Net new Digital Media ARR was $1.91 billion during the fiscal year.
•Creative revenue grew to $11.52 billion, representing 10 percent year-over-year growth or 14 percent in constant currency.
•Document Cloud revenue was $2.70 billion, representing 13 percent year-over-year growth or 15 percent in constant currency.
•Digital Experience segment revenue was $4.89 billion, representing 11 percent year-over-year growth or 12 percent in constant currency. Digital Experience subscription revenue was $4.33 billion, representing 12 percent year-over-year growth or 13 percent in constant currency.
Financial Targets
Adobe is providing fiscal year 2024 targets, as well as first quarter targets which factor in current expectations for the macroeconomic and foreign exchange environments. As is customary, these targets do not reflect the planned acquisition of Figma.
Changes to foreign exchange rates have resulted in a $160 million upward revaluation to Adobe’s total Digital Media ARR balance entering fiscal 2024. As a reminder, ARR is forecasted annually at currency rates determined in December, and currency rates are held constant through that fiscal year for measurement purposes; end-of-year actual ARR balances are revalued in December at new rates for the next fiscal year.
The following table summarizes Adobe’s fiscal year 2024 targets:

Total revenue	$21.30 billion to $21.50 billion
Digital Media net new ARR	~$1.90 billion
Digital Media segment revenue	$15.75 billion to $15.85 billion
Digital Experience segment revenue	$5.275 billion to $5.375 billion
Digital Experience subscription revenue	$4.75 billion to $4.80 billion
Tax rate	GAAP: ~18.0%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $13.45 to $13.85	Non-GAAP: $17.60 to $18.00
The following table summarizes Adobe’s first quarter fiscal year 2024 targets:

Total revenue	$5.10 billion to $5.15 billion
Digital Media net new ARR	~$410 million
Digital Media segment revenue	$3.77 billion to $3.80 billion
Digital Experience segment revenue	$1.27 billion to $1.29 billion
Digital Experience subscription revenue	$1.14 billion to $1.16 billion
Tax rate	GAAP: ~18.0%	Non-GAAP: ~18.5%
Earnings per share[1]	GAAP: $3.35 to $3.40	Non-GAAP: $4.35 to $4.40
1Targets assume diluted share count of ~454 million for fiscal year 2024 and ~456 million for first quarter fiscal year 2024.

Adobe to Host Conference Call
Adobe will webcast its fourth quarter and fiscal year 2023 earnings conference call today at 2:00 p.m. Pacific Time from its investor relations website: www.adobe.com/ADBE. Earnings documents, including Adobe management’s prepared conference call remarks with slides and an investor datasheet are posted to Adobe’s investor relations website in advance of the conference call for reference.

Forward-Looking Statements, Non-GAAP and Other Disclosures
In addition to historical information, this press release contains “forward-looking statements” within the meaning of applicable securities laws, including statements related to our business, strategy, artificial intelligence (“AI”) and innovation momentum; our market opportunity and future growth; market and AI trends; current macroeconomic conditions; fluctuations in foreign currency exchange rates; strategic investments; customer success; revenue; operating margin; operating efficiencies and annualized recurring revenue; tax rate on a GAAP and non-GAAP basis; earnings per share on a GAAP and non-GAAP basis; share count; and industry positioning. Each of the forward-looking statements we make in this press release involves risks, uncertainties and assumptions based on information available to us as of the date of this press release. Such risks and uncertainties, many of which relate to matters beyond our control, could cause actual results to differ materially from these forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to: failure to innovate effectively and meet customer needs; issues relating to development and use of AI; failure to realize the anticipated benefits of investments or acquisitions; failure to compete effectively; damage to our reputation or brands; service interruptions or failures in information technology systems by us or third parties; security incidents; failure to effectively develop, manage and maintain critical third-party business relationships; risks associated with being a multinational corporation and adverse macroeconomic conditions; failure to recruit and retain key personnel; complex sales cycles; changes in, and compliance with, global laws and regulations, including those related to information security and privacy; failure to protect our intellectual property; litigation, regulatory inquiries and intellectual property infringement claims; changes in tax regulations; complex government procurement processes; risks related to fluctuations in or the timing of revenue recognition from our subscription offerings; fluctuations in foreign currency exchange rates; impairment charges; our existing and future debt obligations; catastrophic events; and fluctuations in our stock price. Further information on these and other factors are discussed in the section titled “Risk Factors” in Adobe’s most recently filed Annual Report on Form 10-K and Adobe's most recently filed Quarterly Reports on Form 10-Q. The risks described in this press release and in Adobe’s filings with the U.S. Securities and Exchange Commission should be carefully reviewed.
Undue reliance should not be placed on the financial information set forth in this press release, which reflects estimates based on information available at this time. These amounts could differ from actual reported amounts stated in Adobe’s Annual Report on Form 10-K for our fiscal year ended Dec. 1, 2023, which Adobe expects to file in Jan. 2024. Adobe assumes no obligation to, and does not currently intend to, update these forward-looking statements.
A reconciliation between GAAP and non-GAAP earnings results and financial targets and a statement regarding use of non-GAAP financial information are provided at the end of this press release and on Adobe’s investor relations website.
About Adobe
Adobe is changing the world through personalized digital experiences. For more information, visit www.adobe.com.
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©2023 Adobe. All rights reserved. Adobe, Creative Cloud, Document Cloud and the Adobe logo are either registered trademarks or trademarks of Adobe (or one of its subsidiaries) in the United States and/or other countries. All other trademarks are the property of their respective owners.

Condensed Consolidated Statements of Income
(In millions, except per share data; unaudited)

	Three Months Ended		Year Ended
	December 1, 2023	December 2, 2022	December 1, 2023	December 2, 2022
Revenue:
Subscription	$4,763	$4,232	$18,284	$16,388
Product	114	115	460	532
Services and other	171	178	665	686
Total revenue	5,048	4,525	19,409	17,606

Cost of revenue:
Subscription	505	430	1,822	1,646
Product	6	8	29	35
Services and other	123	130	503	484
Total cost of revenue	634	568	2,354	2,165

Gross profit	4,414	3,957	17,055	15,441

Operating expenses:
Research and development	889	773	3,473	2,987
Sales and marketing	1,368	1,297	5,351	4,968
General and administrative	372	340	1,413	1,219
Amortization of intangibles	42	42	168	169
Total operating expenses	2,671	2,452	10,405	9,343

Operating income	1,743	1,505	6,650	6,098

Non-operating income (expense):
Interest expense	(28)	(28)	(113)	(112)
Investment gains (losses), net	4	4	16	(19)
Other income (expense), net	89	36	246	41
Total non-operating income (expense), net	65	12	149	(90)
Income before income taxes	1,808	1,517	6,799	6,008
Provision for income taxes	325	341	1,371	1,252
Net income	$1,483	$1,176	$5,428	$4,756
Basic net income per share	$3.26	$2.53	$11.87	$10.13
Shares used to compute basic net income per share	455	465	457	470
Diluted net income per share	$3.23	$2.53	$11.82	$10.10
Shares used to compute diluted net income per share	459	466	459	471

Condensed Consolidated Balance Sheets
(In millions; unaudited)

	December 1, 2023	December 2, 2022
ASSETS

Current assets:
Cash and cash equivalents	$7,141	$4,236
Short-term investments	701	1,860
Trade receivables, net of allowances for doubtful accounts of $16 and $23, respectively	2,224	2,065
Prepaid expenses and other current assets	1,018	835
Total current assets	11,084	8,996

Property and equipment, net	2,030	1,908
Operating lease right-of-use assets, net	358	407
Goodwill	12,805	12,787
Other intangibles, net	1,088	1,449
Deferred income taxes	1,191	777
Other assets	1,223	841
Total assets	$29,779	$27,165

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Trade payables	$314	$379
Accrued expenses	1,942	1,790
Debt	—	500
Deferred revenue	5,837	5,297
Income taxes payable	85	75
Operating lease liabilities	73	87
Total current liabilities	8,251	8,128

Long-term liabilities:
Debt	3,634	3,629
Deferred revenue	113	117
Income taxes payable	514	530
Operating lease liabilities	373	417
Other liabilities	376	293
Total liabilities	13,261	13,114

Stockholders’ equity:
Preferred stock	—	—
Common stock	—	—
Additional paid-in-capital	11,586	9,868
Retained earnings	33,346	28,319
Accumulated other comprehensive income (loss)	(285)	(293)
Treasury stock, at cost	(28,129)	(23,843)
Total stockholders’ equity	16,518	14,051
Total liabilities and stockholders’ equity	$29,779	$27,165

Condensed Consolidated Statements of Cash Flows
(In millions; unaudited)

	Three Months Ended
	December 1, 2023	December 2, 2022
Cash flows from operating activities:
Net income	$1,483	$1,176
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and accretion	222	215
Stock-based compensation	427	388
Unrealized investment (gains) losses, net	(3)	(4)
Other non-cash adjustments	(129)	68
Changes in deferred revenue	467	471
Changes in other operating assets and liabilities	(870)	11
Net cash provided by operating activities	1,597	2,325

Cash flows from investing activities:
Purchases, sales and maturities of short-term investments, net	219	29
Purchases of property and equipment	(47)	(91)
Purchases and sales of long-term investments, intangibles and other assets, net	(19)	(7)
Net cash provided by (used for) investing activities	153	(69)

Cash flows from financing activities:
Repurchases of common stock	(1,000)	(1,750)
Taxes paid related to net share settlement of equity awards, net of proceeds from treasury stock re-issuances	(202)	(67)
Other financing activities, net	(15)	(94)
Net cash used for financing activities	(1,217)	(1,911)
Effect of exchange rate changes on cash and cash equivalents	7	21
Net change in cash and cash equivalents	540	366
Cash and cash equivalents at beginning of period	6,601	3,870
Cash and cash equivalents at end of period	$7,141	$4,236

Non-GAAP Results
The following table shows Adobe’s GAAP results reconciled to non-GAAP results included in this release.

(In millions, except per share data)	Three Months Ended			Year Ended
	December 1, 2023	December 2, 2022	September 1, 2023	December 1, 2023	December 2, 2022
Operating income:

GAAP operating income	$1,743	$1,505	$1,697	$6,650	$6,098
Stock-based and deferred compensation expense	431	392	448	1,735	1,420
Amortization of intangibles	91	100	92	373	401
Acquisition-related expenses (*)	34	26	27	116	26
Loss contingency (**)	44	—	—	44	—
Non-GAAP operating income	$2,343	$2,023	$2,264	$8,918	$7,945

Net income:

GAAP net income	$1,483	$1,176	$1,403	$5,428	$4,756
Stock-based and deferred compensation expense	431	392	448	1,735	1,420
Amortization of intangibles	91	100	92	373	401
Acquisition-related expenses (*)	34	26	27	116	26
Loss contingency (**)	44	—	—	44	—
Investment (gains) losses, net	(4)	(4)	(6)	(16)	19
Income tax adjustments	(120)	(15)	(86)	(303)	(165)
Non-GAAP net income	$1,959	$1,675	$1,878	$7,377	$6,457

Diluted net income per share:

GAAP diluted net income per share	$3.23	$2.53	$3.05	$11.82	$10.10
Stock-based and deferred compensation expense	0.94	0.84	0.98	3.78	3.02
Amortization of intangibles	0.20	0.21	0.20	0.81	0.85
Acquisition-related expenses (*)	0.07	0.06	0.06	0.25	0.05
Loss contingency (**)	0.10	—	—	0.10	—
Investment (gains) losses, net	(0.01)	(0.01)	(0.01)	(0.03)	0.04
Income tax adjustments	(0.26)	(0.03)	(0.19)	(0.66)	(0.35)
Non-GAAP diluted net income per share	$4.27	$3.60	$4.09	$16.07	$13.71

Shares used in computing diluted net income per share	459	466	459	459	471

Non-GAAP Results (continued)
The following table shows Adobe’s fourth quarter fiscal year 2023 GAAP tax rate reconciled to the non-GAAP tax rate included in this release.

Fourth Quarter Fiscal 2023
Effective income tax rate:

GAAP effective income tax rate	18.0%
Income tax adjustments	2.5
Stock-based and deferred compensation expense	(1.5)
Amortization of intangibles	(0.3)
Acquisition-related expenses (*)	(0.1)
Loss contingency (**)	(0.1)
Non-GAAP effective income tax rate (***)	18.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma
(**) Associated with an IP litigation matter
(***) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Reconciliation of GAAP to Non-GAAP Financial Targets
The following tables show Adobe's annual fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	Fiscal Year 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$13.45	$13.85
Stock-based and deferred compensation expense	4.33	4.33
Amortization of intangibles	0.73	0.73
Acquisition-related expenses (*)	0.13	0.13
Income tax adjustments	(1.04)	(1.04)
Non-GAAP diluted net income per share	$17.60	$18.00

Shares used to compute diluted net income per share	454	454

Fiscal Year 2024
Effective income tax rate:

GAAP effective income tax rate	18.0%
Stock-based and deferred compensation expense	(1.3)
Amortization of intangibles	(0.2)
Income tax adjustments	2.0
Non-GAAP effective income tax rate (***)	18.5%

Reconciliation of GAAP to Non-GAAP Financial Targets (continued)
The following tables show Adobe's first quarter fiscal year 2024 financial targets reconciled to non-GAAP financial targets included in this release.

(Shares in millions)	First Quarter Fiscal 2024
	Low	High
Diluted net income per share:

GAAP diluted net income per share	$3.35	$3.40
Stock-based and deferred compensation expense	1.00	1.00
Amortization of intangibles	0.18	0.18
Acquisition-related expenses (*)	0.07	0.07
Income tax adjustments	(0.25)	(0.25)
Non-GAAP diluted net income per share	$4.35	$4.40

Shares used to compute diluted net income per share	456	456

First Quarter Fiscal 2024
Effective income tax rate:

GAAP effective income tax rate	18.0%
Stock-based and deferred compensation expense	(1.2)
Amortization of intangibles	(0.2)
Acquisition-related expenses (*)	(0.1)
Income tax adjustments	2.0
Non-GAAP effective income tax rate (***)	18.5%
(*) Includes deal costs and certain professional fees associated with the planned acquisition of Figma
(***) Represents Adobe’s fixed long-term non-GAAP tax rate based on projections and currently available information through fiscal 2025

Use of Non-GAAP Financial Information
Adobe continues to provide all information required in accordance with GAAP, but believes evaluating its ongoing operating results may not be as useful if an investor is limited to reviewing only GAAP financial measures. Adobe uses non-GAAP financial information to evaluate its ongoing operations and for internal planning and forecasting purposes. Adobe's management does not itself, nor does it suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Adobe presents such non-GAAP financial measures in reporting its financial results to provide investors with an additional tool to evaluate Adobe's operating results. Adobe believes these non-GAAP financial measures are useful because they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making. This allows institutional investors, the analyst community and others to better understand and evaluate our operating results and future prospects in the same manner as management.
Adobe's management believes it is useful for itself and investors to review, as applicable, both GAAP information as well as non-GAAP measures, which may exclude items such as stock-based and deferred compensation expenses, amortization of intangibles, investment gains and losses, income tax adjustments, and the income tax effect of the non-GAAP pre-tax adjustments from the provision for income taxes. Adobe uses these non-GAAP measures in order to assess the performance of Adobe's business and for planning and forecasting in subsequent periods. Whenever such a non-GAAP measure is used, Adobe provides a reconciliation of the non-GAAP financial measure to the most closely applicable GAAP financial measure. Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measure as detailed above.